FORM OF PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMTECH CONSOLIDATION GROUP, INC. (THE "CORPORATION").

     The undersigned does hereby appoint Walter D. Davis and Lamont Waddell,* or either of them, as proxies of the Corporation which the undersigned is entitled to vote all of the shares of Common Stock of Stockholders of the Corporation at an annual meeting to be held on April 26, 2000, commencing at 1:00 p.m. local time, at 1902 Mechanic Street, Galveston, Texas 77550 and at any or all adjournments of said meeting, and instructs them to vote as follows:

     1.     ELECTION  OF                FOR  all  nominees           WITHHOLD
                                --------                     -------
            DIRECTORS          listed  below                 AUTHORITY

                    (except as marked to the contrary below)
                                names of nominees

     Walter D. Davis, Vincent Edward Alexander, Dr Beatrice Beasley, Lamont Waddell and Jesse Funchess, J.D.


     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

     2. Increase in Authorize Shares of Common Stock from 30,000,000 to 100,000,000

                      FOR                     AGAINST                ABSTAIN
                ------                 ------                  ------

     3.     Approval  of  the  Corporation's  2000  Employee  Stock  Option Plan

                      FOR                     AGAINST                ABSTAIN
                ------                 ------                  ------

     4. Proposal to approve the appointment of R.E. Bassie & Co. P.C. as auditors for corporation.

                      FOR                     AGAINST                ABSTAIN
                ------                 ------                  ------

(Please  read  the  reverse side, date and sign on the reverse side, and return
promptly  in        the  enclosed  envelope.)


------------------------

         * Shareholder may strike out the persons named and designate some person of his or her choice and may send this Proxy directly to that person.

     5. In their discretion, the Proxies are authorized to vote upon any other proposal which may properly come before the meeting or any adjournment thereof.

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

   Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              [Printed  name  of  Stockholder:
                              No.  of  Shares  of  Common  Stock ________]



   DATED:                               ----------------------------------
          ----------------                          Signature


                                        ----------------------------------
                                           Signature  if  held  jointly

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


DATE:          APRIL  26,  2000
TIME:          1:00  P.M.
PLACE:         1902  MECHANIC  STREET
               GALVESTON,  TEXAS  77550


MATTERS  TO  BE  VOTED  ON:

    1.     Election  of  five  directors.
    2.     Approval  of  an  Increase  in  authorized  shares
    3.     Approval  of  our  2000  Employee  Stock  Option  Plan.
    4. Ratification of the appointment of R.E. Bassie & Co., P.C. as our independent accountants for 2000.
    5. Any other matters properly brought before the shareholders at the meeting.

                                     By  orders  of  the  Board  of  Directors,


                                     Dr.  Beatrice  Beasley
March  31,  2000                            Secretary

 |-----------------------------------------------------------------------|
 |                                  CONTENTS                             |
 |                                                                  PAGE |
 |                                                                  ---- |
 |  General  Information  about  voting                                2 |
 |  Proposal  No.  1:  Election  of  Directors                         5 |
 |  Proposal  No.  2:  Increase  in  authorized  shares               10 |
 |  Proposal  No.  3:  Approval  of  Employee  Stock  Option  Plan    12 |
 |  Proposal  No.  4:  Appointment  of  Independent  Accountants      14 |
 |-----------------------------------------------------------------------|

                                 PROXY STATEMENT

Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by the Company's management for the board of directors. This proxy statement was first mailed to shareholders on March 31, 2000.

                        GENERAL INFORMATION ABOUT VOTING


WHO  CAN  VOTE?

You can vote your shares of common stock if our records show that you owned the shares on March 9, 2000. A total of 22, 327, 072 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock, unless cumulative voting is in effect. Cumulative voting is described on page 5 hereof. The enclosed proxy card shows the number of shares you can vote.

HOW  DO  I  VOTE  BY  PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the other proposals to be considered at the meeting.

WHAT  IF  OTHER  MATTERS  COME  UP  AT  THE  ANNUAL  MEETING?

The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN  I  CHANGE  MY  VOTE  AFTER  I  RETURN  MY  PROXY  CARD?
Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT  DO  I  DO  IF  MY  SHARES  ARE  HELD  IN  "STREET  NAME"?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

HOW  ARE  VOTES  COUNTED?

We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee by April 25, 2000 how to vote your shares (so-called "broker nonvotes"), the nominee can vote them as it sees fit only on matters that the National Association of Securities Dealers Automated Quotation System (NASDAQ") determines to be routine, and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

WHO  PAYS  FOR  THIS  PROXY  SOLICITATION?

We do. In addition to sending you these materials, some or our employees may contact you by telephone, by mail, or in person. Non of theses employees will receive any extra compensation for doing this. We have retained ADP-Process Control, 51 Mercedes Way, Edgewood, New York 11717, to assist us in soliciting your proxy for a fee of $ plus reasonable out-of-pocket expenses.

                                 STOCK OWNERSHIP

The Annual Report on Form 10-K for the Company (the "Form 10-K") includes a table showing the number of shares of common stock beneficially owned (as of December 31, 1999) by :

-     each person who we know beneficially owns more than 5% of the common stock

-     each  director;

-     each executive  officer named in the Summary Compensation Table on page 8;
      and

-     the  directors  and  executive  officers  as  a  group.


The Form 10-K also includes a table of each beneficial Owner in the Company who owns at least 1% of the Company's voting securities.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     An entire board of directors, consisting of five (5) members, will be elected at the annual meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting.

     VOTE REQUIRED. The five (5) nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock, unless cumulative voting is in effect. For cumulative voting to be in effect, at least one shareholder must notify the Chair of the annual meeting, before the vote on directors, of his or her intent to cumulate votes. If this notice is given, all shareholders may cumulative votes. If cumulative voting is in effect, you will be entitled to a number of votes in the election of directors equal to five (5) (the total number of directors to be elected) multiplied by the number of shares you are entitled to vote. For example, if you have 100 shares, you have 500 votes. You can give all your votes to one nominee or distribute your votes among as many nominees as you want. Proxyholders can cumulate the shares they are entitled to vote as they see fit.

     NOMINATIONS. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election. Shareholders also can nominate persons to be directors. If you want to nominate a person, you must follow the procedures in the Company's bylaws. You must deliver a notice to the Company's secretary at the Company's principal executive offices between March 31, 2000 and April 25, 2000. That notice must contain the information required by the bylaws about you and your nominees. Unless you have complied with these bylaws provision, your nominee won't be accepted and can't be voted on by the shareholders.

     GENERAL INFORMATION ABOUT THE NOMINEES. All of the nominees are currently directors of the Company. Each has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed for the nominees are as of April 1, 2000.

WALTER  DAVIS                  Director  since  December  1999

          Walter Davis, 48, has been chairman of the board and the chief executive officer/president of CCGI since 1/20/00. He served as the chief financial officer from 9/1/99-1/20/00. He also serves as trustee on the Houston Municipal Pension Board.

VINCENT  EDWARD  ALEXANDER     Director  since  December  1999

          Vincent Edward Alexander, 38, serves as director and chair of the audit committee. He was elected to the board in 12/99. He is a financial officer of the Infinity Brokerage Corporation. He is also a member of the greater Houston partnership.

DR.  BEATRICE  BEASLEY         Director  since  January  2000

          Dr. Beatrice Beasley, 55 has been a member of the board since 1/20/00 and the chair of the compensation committee. She is a tenured professor at Texas Southern University and is president of Beasley & Associates, a business training and consulting firm. Dr. Beasley also serves on the board of the Harris County Children's Protective Services Agency.

LAMONT  WADDELL                Director  since  January  2000

          Lamont Waddell, 57 is a director and has been the Chief Financial Officer since 1/20/00. He formerly served as comptroller of CCGI and prior to that he was the CFO of the Faro Pharmaceutical Corp.

JESSE  FUNCHESS,  J.D.         Director  since  January  2000

          Attorney Jesse Funchess, 69 was elected to the board in 2/00. He is managing partner of Jesse Funchess & Associates Attorneys at Law in Houston and Beaumont Texas. Attorney Funchess is also the Chairman of the board of the South Central Houston Community Action Council, Inc.

     COMMITTEES OF THE BOARD. The board of directors has two principal committees. The following chart describes the function and membership of each committee and the number of times it met in 1999:

                           AUDIT COMMITTEE-1 MEETINGS

FUNCTION                                            MEMBERS
--------                                            --------
-    Review  internal  financial  information   Vincent Edward Alexander (Chair)
-    Review  audit  program                     Dr.  Beatrice  Beasley
-    Review  the  results  of  audits  with     Attorney  Jesse  Funchess
      the  independent  auditors
-    Oversee  quarterly  reporting

                        COMPENSATION COMMITTEE-0 MEETINGS

FUNCTION                                           MEMBERS
--------                                           --------
-     Review  and approve compensation           Dr. Beatrice Beasley (Chair)
       and  benefit  programs                    Vincent  Edward  Alexander
-     Approve compensation of senior executives  Attorney Jesse Funchess
-     Administer  Stock  Option  Plan

     The board of directors had four meetings during 1999. Of the current board members, only Walter Davis and Vincent Edward Alexander were on the board in 1999 and they attended one meeting of the board and one meeting of the audit committee.

                             EXECUTIVE COMPENSATION

The following report and the performance graph on page 9 do not constitute soliciting materials and are not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.




                      REPORT OF THE COMPENSATION COMMITTEE

                  GENERAL PHILOSOPHY ON EXECUTIVE COMPENSATION

The  Committee's  goal  are  to:
-     provide  compensation  competitive  with  other  similar  companies;
-     reward  executives  consistent  with  the  performance  of  the  Company;
-     recognize  individual  performance;
-     retain  and  attract  qualified  executives;  and
-     encourage  executives  to  increase  shareholder  value.
To achieve these goals, the Committee has put in place an executive-compensation program with three basis elements: base salary, annual cash bonus, and stock options.

BASE SALARY. The Committee determines the base salary of each executive officer other than the CEO. The Committee considers competitive industry salaries, the nature of the officer's position, the officer's contribution and experience, and the officer's length of service.

ANNUAL CASH BONUS. Before the beginning of each year, the Committee sets specific annual performance targets for each executive officer. The performance targets are tailored to the officer's position. They can be based on net income, return on equity, customer satisfaction, and other factors. The Committee sets each annual bonus based on the officer's success in meeting or exceeding the performance targets.

STOCK OPTIONS. If proposal No. 3 is adopted, the Committee will grant options to an executive officer when the officer is hired, when the officer is promoted, and during the officer's existing employment. The Committee determines the number of options to be granted to an officer based on the officer's level of responsibility. Options vest over a four-year period. The Committee believes that the use of stock options ties a significant portion of an officer's compensation to increases in the price of the Company's stock realized by all of the Company's shareholders.

                          INTERNAL REVENUE CODE LIMITS

Section 162(a) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Committee currently intends to structure its executive-compensation packages to meet these requirements.

            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the Compensation Committee members is or has been a Company officer or employee. No Company executive officer currently serves on the Compensation
Committee  or  any  similar  committee  of  another  public  company.

                           SUMMARY COMPENSATION TABLE
                                     (1999)

     Name and                              Annual               Long-Term
Principal Position          Year        Compensation        Compensation Awards
------------------          ----        ------------        -------------------
                                                               NUMBER OF  STOCK
                                      SALARY      BONUS        OPTIONS  GRANTED
                                      ------      -----        ----------------
RICK  BELHMAN               1999      $100,000                         0
Chief  Executive  Officer

WINFRED  FIELDS             1999      $100,000                         0
Chief  Executive  Officer

JOEL  FLOWERS               1999      $ 36,000                         0
Chief  Financial  Officer

WALTER  DAVIS
Chief Financial Officer     1999      $ 85,000                         0

                           SUMMARY COMPENSATION TABLE
                                     (2000)(1)

     Name and                              Annual               Long-Term
Principal Position          Year        Compensation        Compensation Awards
------------------          ----        ------------        -------------------
                                                               NUMBER OF  STOCK
                                      SALARY      BONUS        OPTIONS  GRANTED
                                      ------      -----        ----------------
WALTER  DAVIS                2000     $120,000    $48,000            0
Chief  Executive  Officer

LAMONT  WADDELL
Chief  Financial  Officer    2000     $ 95,000    $20,000            0

------------------------------------
1. Annualized compensation amounts projected for the year 2000. The current officers of the Company were not officers in 1999.

                          OPTIONS GRANTED IN 1999 (1)

                          PERCENT OF
                          TOTAL
              NUMBER  OF  OPTIONS
              SECURITIES  GRANTED TO
              UNDERLYING  ALL          EXERCISE                GRANT DATE
              OPTIONS     EMPLOYEES    PRICE       EXPIRATION    PRESENT
NAME          GRANTED     1999        (PER  SHARE)    DATE        VALUE
----          -------     ----        ------------    ----        -----

Rick  Belhman     0          0             --          --          0
Winfred  Fields   0          0             --          --          0
Joel  Flowers     0          0             --          --          0
Walter  Davis     0          0             --          --          0

                              OPTION EXERCISES AND YEAR-END VALUE TABLE

                                                 NUMBER
                                                 SECURITIES            VALUE  OF
                NUMBER OF                        UNDERLYING            UNEXERCISED
                SHARES                           UNEXERCISED           IN-THE-MONEY
                ACQUIRED       VALUE             OPTIONS AT            OPTION AS OF
NAME            ON EXERCISE    REALIZED          DECEMBER 31, 1999     DECEMBER 31, 1999
-----           -----------    ---------   --------------------------  ---------------------
                                           EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                           -----------  -------------  -----------  --------------
Rick Belhman          0          --            --          --               --            --
Winfred Fields        0          --            --          --               --            --
Joel Flowers          0          --            --          --               --            --
Walter Davis          0          --            --          --               --            --

_______________________________

1.     The  Company  did  not  have  an  option  plan  in  1999.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

Our directors and executive officers must file reports with the Securities and Exchange Commission indicating the number of shares of the Company's common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers filed all the required reports during 1999.

                                 PROPOSAL NO. 2
                          INCREASE IN AUTHORIZED SHARES


          At the annual meeting, you will be asked to vote to approve an increase in authorized shares of the Common Stock, from 30,000,000 to 100,000,000 (the "Share Increase"). We recommend that you vote for it.

          VOTE REQUIRED. If a majority of the shares of common stock entitled to vote at the meeting are voted for the Share Increase., the Share Increase will be approved.

          POTENTIAL USES OF SHARE INCREASE. An increase in the amount of authorized shares of common stock of the Company will allow the Company to issue additional shares of common stock to (i) raise capital though private or public offerings, (ii) fund its Employee Stock Option Plan or (iii) offset any debt to its vendors and other creditors with issuances of shares of common stock.

     EFFECT OF SHARE INCREASE. If the Company issues additional shares, such issuances will dilute the current percentage ownership of all holders of the Company's common stock. In addition, such issuances may dilute the current value per share of each outstanding share of common stock


Total  Number  of
Shares Covered                3,000,000
Administration                The  board  of  directors  administers  the  Plan.
Eligible Persons              Officers and other key employees of  the  Company.

Exercise  Price               Generally  the  closing  price  of  the  Company's
                              Common stock on the date we grant the option, but could be lower.

Term  of  Options             Generally  10   years,  but  could  be  a  shorter
                              period.

Vesting  of  Options          Options  will  generally  vest  over  a  four-year
                              period,  with  25%  of   the    options   becoming
                              exercisable on each anniversary of the date the option was granted. But we can alter this vesting schedule.

Exercise  of  Options         The  holder  of  an  option  can choose to pay the
                              Exercise price of the option in cash, with the Companys common stock (valued at the closing price of the common stock on the exercise date) or by a cashless exercise. In a cashless exercise, the optionholder irrevocably instructs his or her stockbroker to sell the shares to be acquired upon exercise of the option and pay the exercise price to the Company.


Transferability               Options are  not  transferable  except by  will or
                              By intestate  succession.

Acceleration of Vesting
of Options                    If  a Change  in  Control Event (as defined in the
                              Plan) occurs, the options will vest immediately and become exercisable in full unless we determine otherwise before the event.

Term  of  Plan                The Plan will expire on January  20,  2010, unless
                              we  terminate  it  earlier.


FEDERAL INCOME TAX CONSEQUENCES TO OPTION -HOLDERS. All options granted under the Plan will be nonstatutory options. An option-holder will not recognize any taxable income when the option is granted. But when the option is exercised, the option-holder will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the option-holder files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code within 30 days after the exercise. The income recognized by an option-holder who is also a Company employee will be subject to tax withholding by the Company by payment of cash or out of the current earnings paid to the option-holder who is also a Company employee will be subject to tax withholding by the Company by payment of cash or out of the current earnings paid to the option-holder. When shares are resold by the option-holder, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the option-holder.
     This is only a summary of the federal income tax consequences of the grant and exercise of options under the Plan. It is not a complete statement of all tax consequences. In particular, we have not discussed the income tax laws of any municipality, state, or foreign country where an optionee resides.

                                 PROPOSAL NO. 4

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     We recommend that you vote for ratification of the appointment of R.E. Bassie & Co., P.C.

     We have appointed the accounting firm of R.E. Bassie & Co., P.C. as our independent accountants to examine the Company's financial statements for the year ending December 31, 2000. A resolution to ratify the appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of R.E. Bassie & Co., P.C.

     R.E. Bassie & Co., P.C. examined the Company's financial statements for 1999. A representative of R.E. Bassie & Co., P.C. will be at the meeting and available to answer questions.



                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     If you want to include a shareholder proposal in the proxy statement for the 2000 annual meeting, it must be delivered to the Company's secretary at the Company's executive offices before March 30, 2000.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     If you want to include a shareholder proposal in the proxy statement for the 2001annual meeting, it must be delivered to the Company's secretary at the Company's executive offices before January 11, 2001.

                                  OTHER MATTERS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals


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discussed  above.  If  other  proposals are properly brought before the meeting, any  proxies  returned  to  us  will  be  voted  as  the  proxyholders  see fit.

     You can obtain a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999at no charge by writing to the Company at P.O. Box 980580 Houston, Texas 77098-0580, attention Shareholder Relations.

                                      By  order  of  the  Board  of  Directors,



                                      Dr.  Beatrice  Beasley
                                      Secretary

March  31,  2000

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